UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
of the
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): November 21, 2006
TRICELL, INC.
(Exact name of registrant as specified in its charter)
Nevada
(State or other jurisdiction of incorporation or organization)

0-50036	88-0504530

(Commission File Number)	(IRS Employer Identification Number)
33 Lawton Street, Congleton, Cheshire, CW12 1RU, United Kingdom
(Address of principal executive offices)
011 44 1782 339 130
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition of Disposition of Assets.
     This Form 8-K/A amends the current report on Form 8-K filed with the Securities and Exchange Commission on July 7, 2005 by Tricell, Inc., a Nevada corporation (“Tricell”), in connection with Tricell’s acquisition of Ace Telecom Ltd. (“Ace”) on June 30, 2005. This Amendment is being filed to provide the financial information required by Item 9.01.
     On June 30, 2005, Tricell executed a Sale Agreement (the “Agreement”) with the four shareholders of Ace, namely James Reed, Neil Pursell, Adrian Sumnall and Neil Proctor (the “Shareholders”). Pursuant to the Agreement, the Company acquired all of the issued and outstanding capital stock of Ace, in aggregate, in exchange for one million (1,000,000) shares (“Shares”) of the Company’s common stock. Pursuant to the Agreement, all of the issued and outstanding capital stock of Ace immediately prior to closing was transferred to Tricell by the Shareholders, who in exchange received the Shares in a pro rata manner.
Item 9.01 Financial Statements and Exhibits.

(a)	Financial Statements of businesses acquired:

	Audited financial statements of Ace Telecom Trading Limited for the years ended June 30, 2005 and 2004.	F-1

(b)	Pro Forma financial information:

	The pro forma condensed consolidated statements of operations for the six months ended June 30, 2005 and for the year ended December 31, 2004.	F-18

(c)	Shell Company Transactions:

None.

(d)	Exhibits:

Exhibit No.	Description
10	June 30, 2005 Sale Agreement (Incorporated by reference from the Company’s Form 8-K, file number 000-50006, filed on July 7, 2005).
SIGNATURES
     Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated this 21st day of November 2006.

TRICELL, INC.

By:	/s/ Neil Pursell Neil Pursell
Chief Financial Officer

2

Independent auditors’ report to the shareholders of Ace Telecom Trading Limited
We have audited the financial statements of Ace Telecom Trading Limited for the years ended 30 June 2005 and 2004 which comprise the profit and loss accounts, the balance sheets, the cash flow statements, the statement of total recognized gains and losses and the related notes. These financial statements have been prepared under the historical cost convention as modified by the revaluation of certain fixed assets and the accounting policies set out therein.
This report is made solely to the company’s shareholders, as a body, in accordance with Section 235 of the Companies Act 1985. Our audit work has been undertaken so that we might state to the company’s shareholders those matters we are required to state to them in an auditors’ report and for no other purpose. To the fullest extent permitted by law, we do not accept or assume responsibility to anyone other than the company and the company’s shareholders as a body, for our audit work, for this report, or for the opinions we have formed.
Respective responsibilities of directors and auditors
The company’s directors are responsible for the preparation of the financial statements in accordance with applicable law and United Kingdom Accounting Standards.
Our responsibility is to audit the financial statements in accordance with relevant legal and regulatory requirements and United Kingdom Auditing Standards.
We report to you our opinion as to whether the financial statements give a true and fair view and are properly prepared in accordance with the Companies Act 1985. We also report to you if, in our opinion, the directors’ report is not consistent with the financial statements, if the company has not kept proper accounting records, if we have not received all the information and explanations we require for our audit, or if information specified by law regarding directors’ remuneration and transactions with the company is not disclosed.
Basis of audit opinion
We conducted our audit in accordance with United Kingdom Auditing Standards issued by the Auditing Practices Board. An audit includes examination, on a test basis, of evidence relevant to the amounts and disclosures in the financial statements. It also includes an assessment of the significant estimates and judgments made by the directors in the preparation of the financial statements, and of whether the accounting policies are appropriate to the company’s circumstances, consistently applied and adequately disclosed.
We planned and performed our audit so as to obtain all the information and explanations which we considered necessary in order to provide us with sufficient evidence to give reasonable assurance that the financial statements are free from material misstatement, whether caused by fraud or other irregularity or error. In forming our opinion we also evaluated the overall adequacy of the presentation of information in the financial statements.

Independent auditors’ report to the shareholders of Ace Telecom Trading Limited continued
Fundamental uncertainty
In forming our opinion, we have considered the adequacy of the disclosures made in Note 18 to the financial statements in respect of the contingent liability relating to the uncertainty over the possible outcome of the Inland Revenue challenge to the executive reward scheme and additional liabilities which might fall due if the scheme were deemed to be invalid.
We have also considered the adequacy of the disclosures made in Note 1.5 to the financial statements regarding the appropriateness of the going concern assumption which is ultimately dependent upon the validity of the scheme.
In view of the significance of this uncertainty, we consider that it should be drawn to your attention but our opinion is not qualified in this respect.
Opinion
In our opinion the financial statements give a true and fair view of the state of the company’s affairs as at 30 June 2005 and 2004 and of its loss and cash flows for the years then ended and have been properly prepared in accordance with the Companies Act 1985.

/s/ Jacksons

Jacksons
Chartered Accountants and	15-19 Marsh Parade
Registered Auditor	Newcastle-under-Lyme
Staffordshire
ST5 1BS
Date: 8 February 2006

Ace Telecom Trading Limited
Profit and loss accounts
for the years ended 30 June 2005 and 2004

		2005	2004
	Notes	£	£
Turnover	2	59,342,811	59,434,653

Cost of sales		(58,491,496)	(59,068,566)

Gross profit		851,315	366,087

Administrative expenses		(891,708)	(385,409)
Other operating income		999	—

Operating loss	3	(39,394)	(19,322)

Other interest receivable and similar income	4	—	1,136
Interest payable and similar charges	5	(15,222)	(7,092)

Loss on ordinary activities before taxation		(54,616)	(25,278)

Tax on loss on ordinary activities	7	—	6,186

Loss on ordinary activities after taxation		(54,616)	(19,092)

Loss for the year		(54,616)	(19,092)

Accumulated loss brought forward		(48,781)	(29,689)

Accumulated loss carried forward		(103,397)	(48,781)

Statement of total recognized gains and losses
Loss on ordinary activities after taxation		(54,616)	(19,092)

Unrealised movement on revaluation of property		91,421	—

Total recognized gains/losses relating to the year		36,805	(19,092)

The notes form an integral part of these financial statements.

Ace Telecom Trading Limited
Balance sheets
as of 30 June 2005 and 2004

		2005		2004
	Notes	£	£	£	£
Fixed assets
Tangible assets	8		327,547		247,123

Current assets
Debtors	9	15,212,193		2,584,307
Cash at bank and in hand		585,327		50,047

		15,797,520		2,634,354
Creditors: amounts falling due within one year	10	(16,131,459)		(2,805,528)

Net current liabilities			(333,939)		(171,174)

Total assets less current liabilities			(6,392)		75,949
Creditors: amounts falling due after more than one year	11		—		(124,727)

Provisions for liabilities and charges	12		(5,581)		—

Deficiency of assets			(11,973)		(48,778)

Capital and reserves
Called up share capital	14		3		3
Revaluation reserve	15		91,421		—
Profit and loss account	15		(103,397)		(48,781)

Equity shareholders’ funds	16		(11,973)		(48,778)

The notes form an integral part of these financial statements

Ace Telecom Trading Limited
Cash flow statements
for the years ended 30 June 2005 and 2004

		2005	2004
	Notes	£	£
Reconciliation of operating loss to net cash inflow from operating activities
Operating loss		(39,394)	(19,322)
Depreciation		16,579	16,857
Profit on disposal of fixed assets		—	—
(Increase) in debtors		(12,627,885)	(1,273,302)
Increase in creditors		13,218,092	1,304,735

Net cash inflow from operating activities		567,392	28,968

Cash flow statement

Net cash inflow from operating activities		567,392	28,968
Returns on investments and servicing of finance	24	(15,222)	900
Taxation	24	(6,667)	—
Capital expenditure	24	—	(203,423)

		545,503	(173,555)
Financing	24	(10,222)	136,500

Increase in cash in the year		535,281	(37,055)

Reconciliation of net cash flow to movement in net funds (Note 25)

Increase in cash in the year		535,281	(37,055)
Cash outflow from increase in debts and lease financing		10,222	(136,500)

Change in net funds resulting from cash flows		545,503	(173,555)
Net debt at 1 July 2004		(86,454)	87,101

Net funds at 30 June 2005		459,049	(86,454)

The notes form an integral part of these financial statements.

Ace Telecom Trading Limited
Notes to the financial statements
for the years ended 30 June 2005 and 2004
1.	Accounting policies

1.1.	Accounting convention

The financial statements are prepared under the historical cost convention modified to include the revaluation of certain fixed assets.

1.2.	Turnover

Turnover represents the total invoice value, excluding value added tax, of sales made during the year.

Revenue is recognized on a sale to a customer when and to the extent that the company obtains the right to consideration in exchange for its performance

1.3.	Tangible fixed assets and depreciation

Depreciation is provided at rates calculated to write off the cost or valuation less residual value of each asset over its expected useful life, as follows:

Land and buildings	-	Not depreciated
Leasehold properties	-	20% Straight Line
Fixtures, fittings
and equipment	-	20% - 33% Straight Line
No depreciation is provided on freehold property because in the opinion of the directors the residual value will be in excess of the carrying value.

Rentals payable under operating leases are charged against income on a straight line basis over the lease term.
1.4.	Deferred taxation

Deferred tax is recognized in respect of all timing differences that have originated but not reversed at the balance sheet date. Timing differences are differences between the taxable profits and the results as stated in the financial statements that arise from the inclusion of gains and losses in tax assessments in periods different from those in which they are recognised in the financial statements. A net deferred tax asset is regarded as recoverable and therefore recognized only when it can be regarded as more likely or not that there will be suitable taxable profits from which the future reversal of underlying timing differences can be deducted.

1.5.	Going concern

As disclosed in Note 18 to the financial statements, there is a contingent tax liability in respect of the executive reward scheme. The directors consider that in preparing the financial statements it is appropriate to prepare them on a going concern basis. However, the going concern assumption is ultimately dependent upon the acceptance of the validity of the above scheme by the Inland Revenue. The financial statements do not include any adjustments that would arise should the going concern assumption no longer be appropriate.

Ace Telecom Trading Limited
Notes to the financial statements
for the years ended 30 June 2005 and 2004
2.	Turnover

	2005	2004
	£	£
Geographical market
UK	34,832,370	42,275,503
Europe	24,510,441	17,159,150

	59,342,811	59,434,653

3.	Operating loss

	2005	2004
	£	£
Operating loss is stated after charging:
Depreciation and other amounts written off tangible assets	16,578	16,857
Auditors’ remuneration	10,000	10,000

4.	Interest receivable and similar income

	2005	2004
	£	£
Other interest	—	1,136

5.	Interest payable and similar charges

	2005	2004
	£	£
Interest payable on loans < 1 yr	15,222	6,752
On overdue tax	—	340

	15,222	7,092

Ace Telecom Trading Limited
Notes to the financial statements (continued)
for the years ended 30 June 2005 and 2004
6.	Employees

Number of employees	2005	2004
The average monthly numbers of employees (including the directors) during the year were:

Management	4	4
Administration	3	3

	7	7

	2005	2004
Employment costs	£	£
Wages and salaries	747,948	219,965
Social security costs	96,828	33,583

	844,776	253,548

6.1.	Directors’ emoluments

	2005	2004
	£	£
Remuneration and other emoluments	634,228	212,450

Highest paid director	£	£
Amounts included above:
Emoluments and other benefits	158,557	53,113

Ace Telecom Trading Limited
Notes to the financial statements (continued)
for the years ended 30 June 2005 and 2004
7.	Tax on loss on ordinary activities

	2005	2004
Analysis of charge in period	£	£
Current tax
UK corporation tax for current year at 19.00% (2004 - 19.00%)	—	(5,194)

Total current tax charge	—	(5,194)

Deferred tax
Timing differences, origination and reversal	—	(992)

Total deferred tax	—	(992)

Tax on loss on ordinary activities	—	(6,186)

Factors affecting tax charge for period
The tax assessed for the period is higher than the standard small companies rate of corporation tax in the UK (19 per cent). The differences are explained below:

	2005	2004
	£	£
Loss on ordinary activities before taxation	(54,615)	(25,278)

Loss on ordinary activities multiplied by small companies rate of corporation tax in the UK of 19% (30 June 2004: 19%)	(10,377)	(4,803)
Effects of:
Expenses not deductible for tax purposes	2,147	513
Depreciation for period in excess of capital allowances	449	313
Utilisation of tax losses	—	(3,432)
Depreciation on non qualifying assets	2,215	2,215
Unrelieved losses carried forward	5,566	—

Current tax charge for period	—	(5,194)

Ace Telecom Trading Limited
Notes to the financial statements (continued)
for the years ended 30 June 2005 and 2004
8.	Tangible fixed assets

	Land and	Fixtures,
	buildings	fittings and
	freehold	equipment	Total
	£	£	£
Cost or valuation
At 1 July 2004	202,998	83,159	286,157
Revaluation	97,002	—	97,002

At 30 June 2005	300,000	83,159	383,159

Depreciation
At 1 July 2004	—	39,034	39,034
Charge for the year	—	16,578	16,578

At 30 June 2005	—	55,612	55,612

Net book values
At 30 June 2005	300,000	27,547	327,547

At 30 June 2004	202,998	44,125	247,123

     On the 30 June 2005 the freehold land and buildings were valued at open market value excluding attributable selling costs of £300,000 by Butters John Bee, Chartered Surveyors an independent valuer.
     Tangible fixed assets included at a valuation would have been included on a historical cost basis at:

	2005	2004
	£	£
Cost	202,998	—
Depreciation	—	—

Net book value	202,998	—

Ace Telecom Trading Limited
Notes to the financial statements (continued)
for the years ended 30 June 2005 and 2004
9.	Debtors

	2005	2004
	£	£
Trade debtors	14,998,347	2,298,236
Amounts owed by group undertakings	6,638	6,564
Amount owed by connected companies	—	37,765
Other debtors	203,862	238,466
Prepayments and accrued income	3,346	3,276

	15,212,193	2,584,307

10.	Creditors: amounts falling due within one year

	2005	2004
	£	£
Bank loan	126,279	11,773
Trade creditors	15,453,506	2,475,482
Amounts owed to connected companies	75,000	—
Corporation tax	—	6,667
Other taxes and social security costs	400,874	4,026
Other creditors	—	3,798
Accruals and deferred income	75,800	303,782

	16,131,459	2,805,528

     The bank loan is secured by First Legal Mortgage over the company’s freehold property and a fixed charge over its other assets.

Ace Telecom Trading Limited
Notes to the financial statements (continued)
for the years ended 30 June 2005 and 2004
11.	Creditors: amounts falling due after more than one year

	2005	2004
	£	£
Bank loan	—	124,727

Loans
Repayable in one year or less, or on demand (Note 10)	126,279	11,773
Repayable between one and two years	—	10,279
Repayable between two and five years	—	35,561
Repayable in five years or more	—	78,887

	126,279	136,500

Repayable in five years or more:

	—	78,887

     The bank loan is secured by First Legal Mortgage over the company’s freehold property and a fixed charge over its other assets.
     The bank loan was repayable by monthly installments over a 10 year period expiring on 30 April 2014 at a rate of 3% over the National Westminster Bank base rate. However the company disposed of its freehold property on which the loan was secured and the outstanding balance has been transferred to current liabilities to reflect its early settlement.
12.	Provisions for liabilities and charges

Deferred

	Taxation
	(Note 13)	Total
	£	£
Movements in the year	5,581	5,581

At 30 June 2005	5,581	5,581

Ace Telecom Trading Limited
Notes to the financial statements (continued)
for the years ended 30 June 2005 and 2004
13.	Provision for deferred taxation

	2005	2004
	£	£
Surplus on revaluation of property	5,581	—

Transferred from revaluation reserve	5,581

Provision at 30 June 2005	5,581

14.	Share capital

	2005	2004
	£	£
Authorised
1,000 Ordinary shares of £1 each	1,000	1,000

Allotted, called up and fully paid
3 Ordinary shares of £1 each	3	3

15.	Equity Reserves

		Profit
	Revaluation	and loss
	reserve	account	Total
	£	£	£
At 1 July 2004	—	(48,782)	(48,782)
Revaluation of property	97,002		97,002
Deferred tax on revaluation of property	(5,581)		(5,581)
Loss for the year		(54,615)	(54,615)

At 30 June 2005	91,421	(103,397)	(11,976)

Ace Telecom Trading Limited
Notes to the financial statements (continued)
for the years ended 30 June 2005 and 2004
16. Reconciliation of movements in shareholders’ funds

	2005	2004
	£	£
Loss for the year	(54,616)	(19,092)
Other recognised gains or losses	91,421	—

Net addition to shareholders’ funds	36,805	(19,092)
Opening shareholders’ funds	(48,778)	(29,686)

Closing shareholders’ funds	(11,973)	(48,778)

17. Financial commitments
     At 30 June 2005 the company had annual commitments under non-cancellable operating leases as follows:

	Land and buildings
	2005	2004
	£	£
Expiry date:
In over five years	30,000	—

18. Contingent liabilities
     Bonuses for the period to 30 June 2003 were paid to directors amounting to £1,200,000 in the form of subsidiary company shares on 24 February 2004. The directors have received Counsel’s opinion on this executive reward scheme and are of the opinion that no additional Pay as You Earn, National Insurance or corporation tax is due by the company. However on 15 October 2004, the Inland Revenue initiated an enquiry into aspects of the company’s corporation tax return for the period ended 30 June 2003. The directors recognise that the Inland Revenue, in the course of the enquiry, may challenge the validity of the scheme, which, if successful, could result in additional Pay As You Earn, National Insurance, corporation tax, interest and, conceivably, penalties becoming payable by the company. It is not practicable for the directors to quantify the financial effect of the contingent liability because the enquiry is still in its infancy.

Ace Telecom Trading Limited
Notes to the financial statements (continued)
for the years ended 30 June 2005 and 2004
19. Transactions with directors
     The following directors had interest free loans during the year. The movements on these loans are as follows:

	Amount owing		Maximum
	2005	2004	in year
	£	£	£
James Reed	38,041	61,854	53,525
John Sumnall	38,042	61,854	53,525
Neil Proctor	38,042	61,854	53,525
Neil Pursell	38,042	15,854	53,525

20. Related party transactions
     During the year the company had received a deposit of £75,000 for the purchase of its freehold land and buildings from NJJ Homes Limited a company under the control of the directors of Ace Telecom Trading Limited. This deposit was the only amount due to NJJ Homes Limited at the year end, however the company was owed a balance of £23,500 at the previous year end on an interest free basis.
     During the year the directors agreed to assign an additional amount due from NJJ Homes Limited of £104,000 to the directors loan accounts in equal proportions.
     During the previous year the company was charged rent of £26,000 by N2J Limited a company controlled by the directors of Ace Telecom Trading Limited. During the previous year the company purchased its freehold property from N2J Limited for £200,000 which was considered by the directors to be at fair market value. During the current year the directors agreed to assign an amount owed to N2J Limited of £27,433 to the directors loan accounts in equal proportions. During the year the directors agreed to assign an amount of £30,000 owed by Peach 2 Limited a company under the control of the directors of Ace Telecom Trading Limited in equal proportion to each of the directors loan accounts. During the year the company made payments on behalf of the directors relating to their investments in a third party in which they do not have overall control of £176,959. These amounts were allocated in equal proportion to each of the directors’ loan accounts.

Ace Telecom Trading Limited
Notes to the financial statements (continued)
for the years ended 30 June 2005 and 2004
21. Ultimate parent undertaking
     The company is a 100% owned subsidiary of Ace Telecom Limited, a company registered in England and Wales. On 30 June 2005 the entire share capital of the 100% holding company Ace Telecom Limited was acquired by Tricell Inc a company incorporated in United States of America. The annual accounts of Tricell Inc are publicly available from the U. S. Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549.
22. Controlling interest
     From 30 June 2005 Tricell Inc controls the company as a result of controlling indirectly 100% of the issued Ordinary share capital. Prior to 30 June 2005 there was no ultimate controlling party during the current or previous periods.
23. Post balance sheet events
     On the 12 August 2005 the company completed the disposal of its freehold land and buildings to NJJ Homes Limited a related party for the agreed sum of £300,000. Although the company and NJJ Homes Limited had agreed the sale before the balance sheet date and a £70,000 deposit received, contracts had not been exchanged until after this date. The estimated profit on disposal of the property is £97,000.
     The company has signed a ten year lease of the property from NJJ Homes Limited for an annual rent of £30,000 from 12 August 2005. This rental has been secured by a guarantee to the lessor by the now ultimate controlling party Tricell Inc.

Ace Telecom Trading Limited
Notes to the financial statements (continued)
for the years ended 30 June 2005 and 2004
24. Gross cash flows

	2005	2004
	£	£
Returns on investments and servicing of finance
Interest received	—	1,136
Interest paid	(15,222)	(234)

	(15,222)	902

Taxation
Corporation tax paid	(6,667)	—

Capital expenditure
Payments to acquire tangible assets	—	(203,423)

Financing
New long term bank loan	—	136,500
Repayment of long term bank loan	(10,222)	—

	(10,222)	136,500

25. Analysis of changes in net funds

	Opening	Cash	Other	Closing
	balance	flows	changes	balance
	£	£	£	£
Cash at bank and in hand	50,047	535,280		585,327

Debt due within one year	(11,773)	10,222	(124,727)	(126,278)
Debt due after one year	(124,727)	—	124,727	—

	(136,500)	10,222	—	(126,278)

Net funds	(86,453)	545,502	—	459,049

TRICELL INC. AND SUBSIDIARIES
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
The unaudited pro forma condensed consolidated financial statements have been prepared to give effect to Tricell, Inc. and subsidiaries (“Tricell” or the “Company”) acquisition of ACE Telecom Limited and its wholly owned subsidiary, ACE Telecom Trading Limited, collectively referred to as “ACE”, pursuant to the terms of a purchase agreement entered into on June 30, 2005. The Company acquired all of the issued and outstanding capital stock of ACE, in aggregate, in exchange for 1,000,000 shares of the Company’s common stock. The 1,000,000 shares were valued at $30,000 based on the price of $0.03 on the date of acquisition. Pursuant to the purchase agreement, all of the issued and outstanding capital stock of ACE immediately prior to closing were transferred to the Company by the shareholders, who in exchange received the shares of the Company in a pro rata manner. As a result, ACE became a wholly-owned subsidiary of the Company.
The pro forma condensed consolidated statements of operations for the six months ended June 30, 2005 and for the year ended December 31, 2004 give effect to the acquisition as if it had occurred on January 1, 2004 combining the results of Tricell for the six months ended June 30, 2005 and the year ended December 31, 2004 with those of ACE for the six months ended June 30, 2005 and for the year ended December 31, 2004.

TRICELL, INC. AND SUBSIDIARIES
PRO FORMA CONDENSED COMBINED
STATEMENT OF OPERATIONS
SIX MONTHS ENDED JUNE 30, 2005
(IN THOUSANDS, EXCEPT SHARE INFORMATION)

	TRICELL	ACE	COMBINED
Sales	$220,508	$55,106	$275,614

Cost of sales	219,101	54,316	273,417

Gross profit	1,408	790	2,198

Selling, general and administrative expenses	652	827	1,479

Income (loss) from operations	756	(37)	719

Other income (expense):
Interest expense and other financing costs	(847)	(14)	(861)
Interest income	—	—	—

Total other expense	(847)	(14)	(861)

Loss before income taxes	(91)	(51)	(142)

Income tax benefit	16	—	16

Net loss	$(75)	$(51)	$(126)

Net loss per share:
Basic and diluted	$0.00		$0.00

Weighted average common shares outstanding	93,753,020		94,753,020

See the accompanying notes to pro forma condensed financial statements.

TRICELL, INC. AND SUBSIDIARIES
PRO FORMA CONDENSED COMBINED
STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2004
(IN THOUSANDS, EXCEPT SHARE INFORMATION)

	TRICELL	ACE	COMBINED
Sales	$13,899	$106,659	$120,558

Cost of sales	13,426	105,550	118,976

Gross profit	473	1,109	1,582

Selling, general and administrative expenses	8,029	1,161	9,190

Loss from operations	(7,556)	(52)	(7,608)

Other income (expense):
Interest expense and other financing costs	(202)	(20)	(222)
Gain on sale of fixed assets	19	—	19
Interest income	—	1	1

Total other expense	(183)	(19)	(202)

Loss before income taxes	(7,739)	(71)	(7,810)

Income tax benefit	215	5	220

Net loss	$(7,524)	$(66)	$(7,590)

Net loss per share:
Basic and diluted	$(0.08)		$(0.08)

Weighted average common shares outstanding	93,719,284		94,719,284

See the accompanying notes to pro forma condensed financial statements.

TRICELL, INC. AND SUBSIDIARIES
NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED
FINANCIAL STATEMENTS
On June 30, 2005, the Company purchased ACE. ACE has bolstered the Company’s revenues and added additional customer base. Further, ACE has reinforced the Company’s wholesale trading and distribution business significantly. ACE is in the same line of business of the Company and acts complementary because they effect trades through separate networks of suppliers and purchasers. Pursuant to the purchase agreement, the Company acquired all of the issued and outstanding capital stock of ACE, in aggregate, in exchange for 1,000,000 shares of the Company’s common stock. The 1,000,000 shares were valued at $30,000 based on the price of $0.03 on the date of acquisition. Pursuant to the purchase agreement, all of the issued and outstanding capital stock of ACE immediately prior to closing was transferred to the Company by the shareholders, who in exchange received the shares of the Company in a pro rata manner. As a result, ACE became a wholly-owned subsidiary of the Company.
This acquisition was accounted for as a purchase with the total consideration allocated to the assets and liabilities assumed, as follows:

Cash	$1,077,002
Accounts receivable, net	27,596,958
Other receivables	370,825
Prepaid expenses and other current assets	6,157
Fixed assets	602,495
Goodwill	70,915
Accounts payable	(28,434,451)
Accrued expenses and other current liabilities	(1,017,279)
Income tax payable	(10,269)
Mortgage payable	(232,353)

Total	$30,000

The Company’s consolidated balance sheet giving effect to the above transaction as of June 30, 2005 has been filed by the Company on Form 10-Q.
The accompanying pro forma combined statements of operations give effect to the additional 1,000,000 shares outstanding related to the above transaction.